                                                      Registration Nos. 33-80195
                                                                        811-9142
-----------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
     Post-Effective Amendment No. 34                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
  Amendment No. 35                                                           [X]

                       (Check appropriate box or boxes.)

                        THE NAVELLIER PERFORMANCE FUNDS

               (Exact name of registrant as specified in charter)

One East Liberty, Third Floor
Reno, Nevada                                    89501
----------------------------------------        ---------
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                        The Navellier Performance Funds
                         One East Liberty, Third Floor
                               Reno, Nevada 89501

                    (Name and Address of Agent For Service)

                                    Copy to:

                            Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                            San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:



 X   immediately upon filing pursuant to paragraph (b)
---


     60 days after filing pursuant to paragraph (a)(1)
---


     on (date) pursuant to paragraph (a)(1)
---

     75 days after filing pursuant to paragraph (a)(2)
---

     on (date) pursuant to paragraph (a)(2) of rule 485
---

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                          Navellier Performance Funds

                                    PROSPECTUS MAY 1, 2007

                                    Mid Cap Growth Portfolio

                                    CLASS I SHARES

                                    This Prospectus contains information
                                    pertaining only to the Navellier Mid Cap
                                    Growth Portfolio Class I Shares and
                                    incorporates by reference the information contained in the Navellier Performance funds current statement of additional information, a copy of which is available, at no cost, on request.


                                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.



                                           [NAVELLIER LOGO]

                                               NAVELLIER
                                         CALCULATED INVESTING

TABLE OF CONTENTS
--------------------------------------------------------------------------------







INTRODUCING OUR PORTFOLIO..............................................      1

MID CAP GROWTH PORTFOLIO -- CLASS I SHARES.............................      4

FEES AND EXPENSES......................................................      5

WHO IS RESPONSIBLE FOR THE PORTFOLIO...................................      7

Investment Adviser.....................................................      7

Distributor............................................................      8

ACCOUNT POLICIES.......................................................      8

HOW TO BUY, SELL, AND EXCHANGE SHARES..................................      9

Buying shares..........................................................     11

Selling shares.........................................................     11

Exchanging shares......................................................     11

Buying or selling through selected broker-dealers......................     13

UNDERSTANDING EARNINGS.................................................     15

UNDERSTANDING TAXES....................................................     15

FINANCIAL HIGHLIGHTS...................................................     17

The Navellier Privacy Policy...........................................     18

NEED TO KNOW MORE? (BACK COVER)




More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Navellier Mid Cap Growth Portfolio should request the SAI, which is available at no charge, to review before purchasing shares of the Portfolio.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                  (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIO
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIO?

The Navellier Mid Cap Growth Portfolio, like the other Navellier Performance Funds Portfolios, uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. The Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Mid Cap Growth Portfolio is not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

CLASS I SHARES

Class I shares are available for purchase at no load, by registered investment advisers or their clients or anyone else provided that such investor purchases a minimum of $250,000 of Class I shares of the Navellier Mid Cap Growth Portfolio. Class I shares are "no-load." This means there is no initial sales charge for buying or selling shares. There is also no Rule 12b-1 distribution fee and the Portfolio's adviser currently waives a percentage of its administrative fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, may be higher for Class I shares than for the Portfolio's initial class of shares.

KEY DEFINITIONS

"We", "Us" and "Our" -- mean the Navellier Performance Funds.

"You" and "Your" -- mean the prospective investor.

"Fund" -- means all Navellier Performance Funds Portfolios.

"Portfolio" -- refers to the Mid Cap Growth Portfolio.

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

LIMITED FEDERAL GUARANTEES

An investment in the Portfolio is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

                SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

THE NAVELLIER MID CAP GROWTH PORTFOLIO                                     NRFCX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN


Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 billion and $10 billion. The Portfolio may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. Some or all of the remaining assets may be invested in other types of securities, such as:


     --bonds, cash, or cash equivalents; and/or


     --up to 15% of its total assets in equity securities of foreign companies traded on the United States market,


     --the Portfolio may invest more than 20% of its assets in other (non Mid
       Cap) securities for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.


EQUITY SECURITIES RISK   Equity securities are securities that represent an
ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.



SMALL AND MID CAP COMPANIES RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.



NON PRINCIPAL RISKS


POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.


PRICING   At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio's shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.


PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. Last year the turnover rate was 116%. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Mid Cap Growth Portfolio.

YEAR BY YEAR TOTAL RETURN This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.

                       NAVELLIER MID CAP GROWTH PORTFOLIO
                                 CLASS I SHARES





[MID CAP GROWTH CHART]



2000                                             0.31
2001                                           -26.82
2002                                           -22.47
2003                                            31.72
2004                                            14.79
2005                                            12.66
2006                                             5.60




HIGHEST AND LOWEST QUARTERLY RETURNS This table shows the range of returns experienced by the Portfolio since it began operations on February 2, 2000.

Highest Quarter: up 16.65% (2nd quarter 2003)   Lowest Quarter: down 22.46% (1st
quarter 2001)


AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006   This chart
compares the Portfolio's average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.



                                                                                       RUSSELL
NAVELLIER                        RETURN                          RETURN AFTER TAXES    MID CAP
MID CAP                          BEFORE   RETURN AFTER TAXES   ON DISTRIBUTIONS AND     GROWTH
GROWTH I SHARES                   TAXES     ON DISTRIBUTIONS         SALE OF SHARES   INDEX(2)
----------------------------------------------------------------------------------------------


1 Year........................    5.60%          5.50%                 3.75%            10.66%
5 Years.......................    6.88%          6.86%                 5.95%             8.22%
Since Inception
  (annualized)(1).............    0.34%          0.24%                 0.23%             0.30%



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Class I shares was February 2, 2000. Performance was measured against the Russell Mid Cap Growth Index from February 2, 2000 through December 31, 2006.

(2) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

FEES AND EXPENSES OF THE PORTFOLIO


This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold the Class I shares of the Portfolio. You pay no initial sales charges, contingent deferred sales charges or 12b-1 distribution fees to buy or sell Class I shares of the Mid Cap Growth Portfolio.



                                                                         CLASS I
                                                                         -------


Maximum Sales Charge (Load) Imposed on Purchases (as % of offering
  price)..............................................................   None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount
  invested)...........................................................   None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)....   None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions.............................................   None
Redemption Fee and Exchange Fee (1) (as % of amount redeemed or
  exchanged, on shares held less than 60 days)........................   2.00%



(1) Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge . For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio's shares.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold Class I shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.



(as a % of average daily net assets)

Management Fees..........................................................   0.84%
Distribution (and/or service) (12b-1) Fees...............................   0.00%
Other Expenses...........................................................    .45%
  Administration Fees............................................   0.10%
  Other Operating Expenses.......................................    .35%
Total Annual Portfolio Operating Expenses (before waiver)................   1.29%(1)



(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS .30% FOR YEAR ENDED DECEMBER 31, 2006, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 0.99%. The Investment Adviser has also agreed to future partial waivers of reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after waiver of reimbursement for any such fiscal year does not exceed 0.99%.


FEE EXAMPLE   This example is intended to help you compare the cost of investing in the Class I shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Class I shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the administration fee waiver) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 year..............................   $101   5 years.............................   $  679
3 years.............................   $379   10 years............................   $1,530

EXPENSES PAID TO THE DISTRIBUTOR


The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets.


NAVELLIER MID CAP GROWTH PORTFOLIO -- CLASS I SHARES



PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to disclosure of the Portfolio's securities is available in the Fund's Statement of Additional Information (SAI).

MANAGEMENT

WHO IS RESPONSIBLE FOR THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Navellier & Associates, Inc. is the Investment Adviser to the Mid-Cap Growth Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS

LOUIS G. NAVELLIER has been the CEO and Chief Investment officer of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors and Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolio.

Mr. Navellier participates on the management team of the Navellier Mid Cap Growth Portfolio.

MICHAEL J. BORGEN has twelve years' experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is the Portfolio Manager responsible for the management of the Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio. In addition, Mr. Borgen conducts ongoing research enhancements of the firm's quantitative investment process and works on product development.


Additional information about the portfolio managers' compensation, their accounts managed and their holdings of securities in the Fund is available in the SAI.


INVESTMENT ADVISER'S FEE   We receive a 0.84% annual fee for managing the
Portfolio payable monthly, based upon the Portfolio's average daily net assets. We also receive a 0.10% annual fee for providing administrative services.

Navellier & Associates, Inc., which also employed the same investment advisory personnel that provided investment advisory services on behalf of Navellier Management, Inc., assumed the position of investment advisor to the Fund and each of its Portfolios pursuant to investment advisory agreements with each of the portfolios with no change in personnel or investment strategy as of January 1, 2005.


A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, which was the same basis for approving the Navellier Management, Inc. fee, is available in the Fund's current Statement of Additional Information in the "Trustees and Officers" section and will be available in the annual report for the fiscal year ended December 31, 2006.


LEGAL PROCEEDINGS There are no material legal proceedings involving the Fund, or Navellier & Associates, Inc. which would have a material adverse effect their ability to perform their duties for the Fund.

CAPITAL STOCK   There are no unique restrictions in holding or selling shares of the Fund that might expose investors to significant risk.

DISTRIBUTOR

IFS Fund Distributors, Inc. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers.

TRANSFER AGENT
Integrated Investment Services, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

CUSTODIAN
Cardinal Bank
8270 Greensboro Drive, 4th Floor,
McLean, VA 22102

LEGAL COUNSEL
Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Bernardino, California 94111


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in the Portfolio:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

     --the Distributor, IFS Fund Distributors, Inc.;

     --the Transfer Agent, Integrated Investment Services, Inc.; or

     --securities dealers having a sales agreement with the Funds' distributor, IFS Fund Distributors, Inc.

PURCHASE MINIMUMS

You may buy Navellier Performance Portfolios for:

     --an initial amount of at least $250,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     --additional investments of at least $100 per Portfolio.

PLEASE NOTE: Shares of the Portfolio may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

PRICING


     --The Portfolio's share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolio's share prices are calculated after the transfer agent or authorized agent (such as a broker) receives your request in good order, i.e., with proper authorization and information.


     --A Portfolio's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio less the liabilities charged to the Portfolio, by the number of Portfolio shares outstanding.

     --The Portfolio's share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

     --The Portfolio's share prices will not be calculated on holidays the NYSE observes. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

     --The Portfolios' investments are primarily valued using market quotations.
       Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

     --If market quotations are not readily available for the Portfolio's investments in securities, such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees pursuant to policies and procedures adopted by the Board of Trustees. With respect to foreign securities, events may occur which can affect fair value after markets close.


     --Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

     --The Portfolio may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolio's shares are not priced. Therefore, the value of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

You may instruct us to deposit the proceeds of a sale into the FBR Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. A Shareholder who instructs the Fund to deposit the proceeds of a sale into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.

RESTRICTIONS ON PHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. You should notify the Fund in writing if you do not want telephone redemption and exchange privileges. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Investment Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.


CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days' written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     --The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     --Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

BUYING SHARES

BY MAIL

FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

WRITE A CHECK  Make the check payable to "The Navellier Performance Funds."

SEND THE CHECK AND APPLICATION  Mail the check and application to:

     The Navellier Performance Funds
     c/o Integrated Investment Services, Inc.,
     P. O. Box 5354,
     Cincinnati, OH 45201-5354

Once your check and a properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern Time, the purchase will be made based on the shares' NAV for the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

BY WIRE

Please contact the Transfer Agent at 1-800-622-1386 for instructions.

BY AUTOMATIC PLAN

MAKE MONTHLY PURCHASES   You may make automatic monthly purchases of Portfolio
shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Investment Services, Inc. This is a free service, and you may discontinue it at any time.

PLEASE NOTE:  The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES


You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio's share price is calculated after the Transfer Agent or authorized agent (such as a broker) receives your request in good order, i.e., with proper authorization and information.

REDEMPTION FEE

     --The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days.

     --The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

     --If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

     --The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

     --The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.


     --The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions if there are two or less exchanges per quarter.


     --The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

     --The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees, at its next regularly scheduled quarterly meeting.

     --The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

BY MAIL

SEND THE FOLLOWING INFORMATION You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent.

The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records.

The mailing address is:

     The Navellier Performance Funds
     c/o Integrated Investment Services, Inc.,
     P. O. Box 5354,
     Cincinnati, Ohio 45201-5354

BY PHONE


MAKE A PHONE CALL   Call Integrated Investment Services, Inc. at 1-800-622-1386
or an authorized agent by 4:00 p.m. Eastern Time to have your shares sold on that business day. If you place your order in proper form with an authorized agent by 4:00 p.m. Eastern Time, your shares will be priced at that business day's net asset value.

HAVE YOUR INFORMATION READY   Provide the proper personal identification
information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

     --Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);

     --Proceeds are being sent to an address other than the address of record;

     --Proceeds or shares are being sent/transferred from a joint account to an individual's account;

     --Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request;

     --Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his/her signature guaranteed. Notary stamps are not acceptable.

BY AUTOMATIC PLAN

MAKE REGULAR WITHDRAWALS   If you have a total of $25,000 or more invested in
Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.



EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.

POLICIES TO PREVENT MARKET TIMING

The Fund is not designed for and does not accommodate market timing or market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolio's securities trade and the close of the U.S. markets, which is when the portfolio's share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Navellier Performance Funds Portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures which are set forth herein and administered through the Transfer Agent and the Funds' staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k)) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.


The portfolio cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing. The Fund, through its agreement with its underwriter, has policies and procedures which require disclosure, by brokers holding omnibus accounts to disclose market timing activities.


The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Navellier at 1.800.622.1386 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     --a return of capital (a repayment of the money you invested);

     --dividends or interest earned by shares of the securities in the Portfolio;

     --capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     --We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     --To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of the Portfolio may be subject to federal and or state income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     --A return of capital is not taxable to you.

     --Dividends and interest earned by the Portfolio are taxable to you as ordinary income.

     --Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING

You must report all dividends and redemptions. A fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTION

If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets in a fiscal year are foreign securities, the Portfolio may make that election.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS


If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio's financial statements, are included in the SAI or annual report, available upon request.





                                                                 MID CAP GROWTH PORTFOLIO
                                                       -------------------------------------------
                                                                         I CLASS
                                                       -------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
                                                         2006     2005     2004     2003     2002
--------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year.................   $29.91   $26.55   $23.13   $17.56   $22.65
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................     0.19    (0.11)   (0.07)   (0.10)   (0.09)
Net Realized and Unrealized Gain (Loss) on
  Investments........................................     1.48     3.47     3.49     5.67    (5.00)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations.....................     1.67     3.36     3.42     5.57    (5.09)
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
From Net Investment Income...........................    (0.19)      --       --       --       --
-------------------------------------------------------------------------------------------------------
Paid-in Capital from Redemption Fees.................     0.01     0.00(A)    --       --       --
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value...........     1.49     3.36     3.42     5.57    (5.09)
-------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year.......................   $31.40   $29.91   $26.55   $23.13   $17.56
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN..............................     5.60%   12.66%   14.79%   31.72%  (22.47)%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement.........................     0.99%    0.99%    0.99%    0.99%    0.99%
Expenses Before Reimbursement........................     1.29%    1.26%    1.19%    1.15%    1.14%
Net Investment Income (Loss) After Reimbursement.....     0.63%   (0.41)%  (0.38)%  (0.56)%  (0.46)%
Net Investment Income (Loss) Before Reimbursement....     0.33%   (0.68)%  (0.58)%  (0.72)%  (0.61)%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate..............................      116%     104%      96%     131%     170%
Net Assets at End of Year (in thousands).............  $69,325  $55,895  $51,236  $19,681  $13,179
Number of Shares Outstanding at End of Year (in
  thousands).........................................    2,208    1,869    1,929      851      751
-------------------------------------------------------------------------------------------------------






(A) Less than $0.01



                       See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, with our affiliates or service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts, including such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions, or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies. The exception being those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you that generally falls into one of the following categories:

     --Information, such as your address, Social Security number, date of birth, phone number, income, investable assets, and investment profile, that you may provide on account applications or during your business relationship with us.

     --Account information, such as your investment choices, account balances and transaction history.

     --Information relating to your use of our Website, such as your User Name, Password, email address, zip code, failed attempts to log in, the last time you logged in, and portfolio information you may have provided on our Stockgrader page.

HOW WE USE THE INFORMATION WE COLLECT

We use the information we collect primarily to maintain your accounts and process your transactions and requests. When required by law, we may need to disclose personal information where such action is deemed necessary to comply with a current judicial proceeding, court order or legal process served on the firm.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

While no company can guarantee the security of your information, we take steps to protect information from unauthorized access, including reasonable administrative, physical, and technical safeguards designed to protect information about you. We also apply special measures for authentication of information you request or submit to us on our website, www.navellier.com. Internally, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.

HOW YOU MAY OBTAIN PROXY VOTING INFORMATION

Information on Navellier's Proxy Voting Policies & Procedures may be obtained by visiting our website at WWW.NAVELLIER.COM, or by contacting our office at 1-800-887-8671.

A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS

Although Navellier writes the commentary for Louis Navellier's Emerging Growth (formerly MPT Review), the Blue Chip Growth, Quantum Growth, and the Global Growth newsletters, these letters are published and owned by Phillips Publishing. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact Phillips Publishing directly at (800) 539-8216.

Need To Know More?

NAVELLIER PERFORMANCE FUNDS


Additional information is available free of charge in the Statement of Additional Information (SAI). The Funds's Annual/Semi-Annual Reports provide information about the Fund's investments. In our Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.


The Navellier Performance Funds
One East Liberty, Third Floor
Reno, Nevada 89501
800-887-8671

www.navellier.com

Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-9142

                                     PART B

                         THE NAVELLIER PERFORMANCE FUNDS

               (THE NAVELLIER MID CAP GROWTH PORTFOLIO - CLASS I SHARES)

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007


      This Statement of Additional Information, which is not a prospectus, incorporates by reference the Statement of Additional Information dated May 1, 2007 contained in Post Effective Amendment 33 of the Registration Statement of the Navellier Performance Funds filed May 1, 2007.

                                     PART C

                                OTHER INFORMATION

ITEM 22. EXHIBITS:

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
(a)(1)           Certificate of Trust of Registrant [initial N-1A filed December
                 8, 1995]*

(a)(2)           Declaration of Trust of Registrant [initial N-1A filed December
                 8, 1995]*

(b)              By-Laws of Registrant [initial N-1A filed December 8, 1995]*

(c)              None

(d)              Investment Management Agreement between the Navellier
                 Fundamental A Portfolio and Navellier & Associates, Inc., dated
                 January 1, 2005 [N-1A filed May 1, 2005]*

(d)(1)           Investment Management Agreement between the Navellier
                 Aggressive Micro Cap Portfolio and Navellier & Associates,
                 Inc., dated January 1, 2005 [N-1A filed May 1, 2005]*

(d)(2)           Investment Management Agreement between the Navellier Mid Cap
                 Growth Portfolio and Navellier & Associates, Inc., dated
                 January 1, 2005 [N-1A filed May 1, 2005]*


(e)              Distribution Agreement with IFS Distributors, Inc. dated
                 November 1, 2006 [Incorporated by reference to Registrant's
                 Registration Statement on Form N-1A, post-effective amendment
                 No. 33 filed May 1, 2007]*



(e)(5)           Selected Dealer Agreement (specimen) [Incorporated by reference to Registrant's
                 Registration Statement on Form N-1A, post-effective amendment
                 No. 33 filed May 1, 2007]*
                 December 8, 1995]*


(f)              None

(g)              Custody Agreement between Registrant and Cardinal Bank*



(g)(1)           Administrative Services, Transfer Agreement with Integrated
                 Fund Services Inc.* (formerly known as "Integrated Fund
                 Services, Inc.") [filed April 30, 2004]


(h)(1) Navellier Administrative Services Agreement [initial N-1A filed December 8, 1995]*



(h)(2)           Trustee Indemnification Agreements [initial N-1A filed December
                 8, 1995]*

(i)              Consent of Counsel [filed herewith]

(j)              Consent of Independent Auditors as to Performance Funds
                 Portfolios [filed herewith]

(k)              None

(l) Subscription Agreement between The Navellier Performance Funds and Louis Navellier, dated October 17, 1995 [initial N-1A filed
                 December 8, 1995]*


(l)(1)           Investment Adviser Operating Expense Reimbursement Agreement
                 [Incorporated by reference to Registrant's
                 Registration Statement on Form N-1A, post-effective amendment
                 No. 33 filed May 1, 2007]*



(m)              12b-1 Distribution Plan



(m)(1)



(m)(2)


(o)              18f-3 Plan*

                                       84

(p)(1)       Code of Ethics for the Navellier Performance Funds
             [Incorporated by reference to the Registrant's Registration
             Statement on Form N-1A, post effective Amendment No. 14 filed
             December 27, 1999]*


(p)(2) Code of Ethics for Navellier & Associates, Inc. [Incorporated by reference to Registrant's Registration Statement on Form N-1A, post-effective amendment No. 33 filed May 1, 2007]*




(p)(3)       Code of Ethics for IFS Distributors, Inc.
             [Incorporated by reference to Registrant's Registration Statement on From N-A, post-effective amendment No. 33 filed May 1, 2007]*



----------
*    Denotes the document is incorporated herein by reference.

ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).




                           Navellier Performance Funds

         [UP ARROW]                                            [UP ARROW]
Navellier & Associates, Inc.                              IFS Distributors, Inc.
          ("NAI")                                               ("IFSDI")


                              [UP ARROW] [UP ARROW]
                                 Louis Navellier
                                99% owner of NAI


     Also as set forth in the Statement of Additional Information under "Control Persons" various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Mid Cap Growth Portfolio.

ITEM 24 NUMBER OF HOLDERS OF SECURITIES

     As of December 31, 2006 the Mid Cap Growth Portfolio had 5,153 shareholders; the Mid Cap Growth Portfolio - Class I Shares had 8,553 shareholders; and the Aggressive Micro Cap Portfolio had 1,178 shareholders, and the Fundamental 'A' Portfolio had 1,913 shareholders.

ITEM 25 INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him/her and for which he/she is actually out of pocket and has not been reimbursed by any other source ( i.e. the collateral source rule does not apply) in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 25, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.


     The Distribution Agreement between the Fund and IFS Distributors, Inc., provides for indemnification of the parties thereto under certain circumstances.


Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:



NAME AND PRINCIPAL        POSITIONS HELD WITH REGISTRANT AND ITS               PRINCIPAL OCCUPATIONS DURING
BUSINESS ADDRESS                        AFFILIATES                                    PAST TWO YEARS
------------------   --------------------------------------------------   --------------------------------------
Louis Navellier      President of The Navellier Performance Funds,        Mr. Navellier is and has been the CEO
One East Liberty     one of Portfolio Managers of each of the             and President of Navellier &
Third Floor          Portfolios of the Navellier Performance Funds.       Associates Inc., an investment
Reno, NV 89501       Mr. Navellier is also the CEO, President,            management company since 1987; he is
                     Treasurer, and Secretary of Navellier &              one of the Portfolio Managers for the
                     Associates, Inc., a Nevada Corporation which is       Investment Adviser to this Fund and
                     the Investment Adviser to the Fund. Mr. Navellier    one of the Portfolio Managers of The
                     is also CEO, President, Secretary, and Treasurer     Navellier Millennium Funds; President
                     of, Navellier Publications, Inc., MPT Review Inc.,   and CEO of Navellier Securities Corp.,
                     and Navellier International Management, Inc.;        the principal Underwriter to this Fund
                     Trustee and President of The Navellier Millennium    and The Navellier Millennium Funds;
                     Funds.                                               CEO and President of Navellier Fund
                                                                          Management, Inc. an investment
                                                                          advisory company, from November 30,
                                                                          1995 to the present time; and has been
                                                                          editor of MPT Review from August 1987
                                                                          to the present, and was publisher and
                                                                          editor of the predecessor investment
                                                                          advisory newsletter OTC Insight, which
                                                                          he began in 1980 and wrote through
                                                                          July 1987.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
                  The Appleton Funds, Caldwell & Orkin Funds, Inc., Diamond Hill Funds, James Advantage Funds, The Markman MultiFunds (effective May 1, 2007), MMA Praxis Mutual Funds, Navellier Millennium Funds, Navellier Performance Funds, and The Westport Funds.

         (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.


                               Position                         Position
                               with                             with
Name                           Distributor                      Registrant
----                           -----------                      ----------
Jill T. McGruder               President and Director            None
Terrie A. Wiedenheft           Senior Vice President, Chief
                               Financial Officer and Treasurer   None
Richard Taulbee                Vice President                    None
Joseph G. Melcher              Director of Compliance            None
Rhonda S. Malone               Secretary                         None

         (c)

                    Net
Name of             Underwriting        Compensation on
Principal           Discounts &         Redemption and        Brokerage           Other
Underwriter         Commissions         Repurchases           Commissions         Compensation
------------------- ------------------- --------------------- ------------------- -------------------
IFS Fund
Distributors, Inc.  $ --                $ --                  $ --                 $ 10,000
------------------- ------------------- --------------------- ------------------- -------------------


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Transfer agent at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

ITEM 29. MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.


ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

     All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Transfer Agent at 303 Broadway - Suite 1100, Cincinnati, Ohio 45202.

ITEM 29 MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30 UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

     The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2007.

                                        THE NAVELLIER PERFORMANCE FUNDS


                                        By: /s/ Barry Sander
                                            ------------------------------------
                                            Barry Sander
                                            Trustee

     The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Barry Sander as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:



/s/ Joel Rossman                        Trustee   April 30, 2007
-------------------------------------
Joel Rossman


/s/ Barry Sander                        Trustee   April 30, 2007
-------------------------------------
Barry Sander


/s/ Arnold Langsen                      Trustee   April 30, 2007
-------------------------------------
Arnold Langsen(1)


/s/ Jacques Delacroix                   Trustee   April 30, 2007
-------------------------------------
Jacques Delacroix

----------
(1) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                  Exhibit Index


EXHIBIT NO.   DESCRIPTION
-----------   -----------
(i)           Consent of Counsel [filed herewith]

(j)           Consent of Independent Auditors as to Performance Funds Portfolios
              [filed herewith]